Financial Statements American Republic Variable Annuity Account Year Ended December 31, 2015 With Report of Independent Registered Public Accounting Firm

American Republic Variable Annuity Account

Financial Statements

Year Ended December 31, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Of American Republic Variable Annuity Account
American Republic Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of American Republic Variable Annuity Account (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2015, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of American Republic Variable Annuity Account, at December 31, 2015, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

April 25, 2016

American Republic Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2015
	Intermediate Bond Division	Growth Division	Growth and Income Division	International Growth Division	Balanced Wealth Strategy Division
Assets
Investments in shares of mutual funds, at fair value	$449,837	$723,602	$643,536	$280,631	$678,030
Total assets	449,837	723,602	643,536	280,631	678,030

Liabilities	–	–	–	–	–
Net Assets	$449,837	$723,602	$643,536	$280,631	$678,030

Net Assets
Accumulation units	$379,498	$711,221	$605,379	$266,071	$607,997
Contracts in the annuitization period	70,339	12,381	38,157	14,560	70,033
Total net assets	$449,837	$723,602	$643,536	$280,631	$678,030

Investment in shares of mutual funds, at cost	$489,730	$605,465	$453,497	$348,441	$694,765
Shares of mutual funds owned	42,318	23,304	21,366	15,071	61,695

Accumulation units oustanding	11,892	10,109	15,244	10,190	13,490
Accumulation unit value	$31.91	$70.35	$39.76	$26.11	$45.07

Annuitized units outstanding	2,204	176	960	558	1,554
Annuitized unit value	$31.91	$70.35	$39.76	$26.11	$45.07

See accompanying notes.

 American Republic Variable Annuity Account

Statements of Operations

Year Ended December 31, 2015
	Intermediate Bond Division	Growth Division	Growth and Income Division	International Growth Division	Balanced Wealth Strategy Division
Net investment income (loss)
Income:
Dividends	$17,402	$–	$9,247	$1,090	$15,447
Expenses:
Mortality and expense risk charge	6,776	11,077	9,057	4,778	9,738
Net investment income (loss)	10,626	(11,077)	190	(3,688)	5,709

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,093)	164,847	4,397	(33,988)	467
Realized gain distributions	14,272	128,873	–	–	62,149
Net realized gain (loss) on investments	11,179	293,720	4,397	(33,988)	62,616

Change in unrealized appreciation/
depreciation of investments	(28,280)	(225,111)	(2,680)	32,132	(66,543)
Increase (decrease) in net assets from operations	$(6,475)	$57,532	$1,907	$(5,544)	$1,782

See accompanying notes.

American Republic Variable Annuity Account

Statements of Changes in Net Assets

	Intermediate Bond Division		Growth Division		Growth and Income Division
	Year ended December 31		Year ended December 31		Year ended December 31
	2015	2014	2015	2014	2015	2014
Increase (decrease) in net assets from operations:
Net investment income (loss)	$10,626	$11,059	$(11,077)	$(14,704)	$190	$(281)
Net realized gain (loss) on investments	11,179	3,461	293,720	126,023	4,397	14,010
Change in unrealized appreciation/
depreciation of investments	(28,280)	11,506	(225,111)	6,314	(2,680)	32,401
Increase (decrease) in net assets
from operations	(6,475)	26,026	57,532	117,633	1,907	46,130

Contract transactions:
Administrative charges	(473)	(643)	(677)	(697)	(341)	(353)
Contract distributions and terminations	(25,562)	(111,932)	(573,600)	(91,813)	(20)	(48,400)
Actuarial adjustment in reserves for
currently payable annuity contracts	(8,261)	(8,198)	(1,900)	(2,649)	(3,952)	(4,095)
Decrease in net assets from
contract transactions	(34,296)	(120,773)	(576,177)	(95,159)	(4,313)	(52,848)
Total decrease in net assets	(40,771)	(94,747)	(518,645)	22,474	(2,406)	(6,718)

Net assets at beginning of year	490,608	585,355	1,242,247	1,219,773	645,942	652,660
Net assets at end of year	$449,837	$490,608	$723,602	$1,242,247	$643,536	$645,942

See accompanying notes.

American Republic Variable Annuity Account

  Statement of Changes in Net Assets (Continued)

	International Growth Division		Balanced Wealth Strategy Division
	Year ended December 31		Year ended December 31
	2015	2014	2015	2014
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,688)	$(6,881)	$5,709	$8,995
Net realized gain (loss) on investments	(33,988)	(11,072)	62,616	121,672
Change in unrealized appreciation/
depreciation of investments	33,132	4,908	(66,543)	(92,640)
Increase (decrease) in net assets
from operations	(5,544)	(13,045)	1,782	38,027

Contract transactions:
Administrative charges	(361)	(382)	(390)	(438)
Contract distributions and terminations	(167,701)	(41,728)	(3,331)	(60,336)
Actuarial adjustment in reserves for
currently payable annuity contracts	(2,332)	(2,837)	(7,780)	(7,631)
Decrease in net assets from
contract transactions	(170,394)	(44,947)	(11,501)	(68,405)
Total decrease in net assets	(175,938)	(57,992)	(9,719)	(30,378)

Net assets at beginning of year	456,569	514,561	687,749	718,127
Net assets at end of year	$280,631	$456,569	$678,030	$687,749

See accompanying notes.

American Republic Variable Annuity Account

Notes to Financial Statements

1. Organization and Significant Accounting Policies

American Republic Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by American Republic Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in various investment divisions which, in turn, own shares of the following portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (Alliance), an open-end registered investment company (mutual fund) at December 31, 2015:

Division	Invests Exclusively in Shares of

Intermediate Bond	Intermediate Bond Portfolio
Growth	Growth Portfolio
Growth and Income	Growth and Income Portfolio
International Growth	International Growth Portfolio
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company has elected to terminate sales efforts of variable annuities. As a result, the Account is no longer available to new contract owners. Existing contract owners may continue to allocate transfers into the Account.

Investments

Investments are stated at the closing net asset values per share of each of the respective portfolios, which value their investment securities at fair value based on quoted market price. The average cost method is used to determine realized gains and losses and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in additional shares of the underlying mutual fund.

Annuity Reserves

Net assets allocated to contracts in the annuitization (payout) period are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4.0%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

2. Fair Values of Financial Instruments

GAAP defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is the price that the Account would receive at the measurement date upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

A hierarchal framework has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

2. Fair Values of Financial Instruments (continued)

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

·   Level 1 – quoted prices in active markets for identical investments.
·	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
·	Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Account to measure fair value during the year ended December 31, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs.

The Account’s investments in mutual funds included in the Statements of Assets and Liabilities are measured using quoted market prices in active markets for identical investments, and are therefore classified as Level 1.

Transfers between fair value hierarchy levels are recognized at the beginning of the period in which the transfer occurs. There were no transfers between any levels during the year ended December 31, 2015.

3. Expenses and Related-Party Transactions

Mortality and expense risks assumed by the Company are compensated for by a charge equivalent to an annual rate of 1.40% of the total net assets of each division.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

3. Expenses and Related-Party Transactions (continued)

An annual contract administration charge of $30 is deducted on the last valuation date of each calendar year, upon full withdrawal of a contract’s value or upon commencement of annuity payments if such withdrawal is made or annuity payments commence prior to the last valuation date of the year. A transfer charge of $10 will be imposed on each transfer between divisions of the account in excess of six in any one calendar year. However, the Company has waived this charge until further notice. An early withdrawal charge may be imposed in the event of withdrawal of any portion of the contract value or upon annuitization. The early withdrawal charge is 5% of the amount withdrawn for purchase payments made within five years prior to the date of withdrawal. A withdrawal transaction charge of $10 will be imposed on each withdrawal in excess of three per calendar year.

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is currently being made to the Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

5. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments by division were as follows during the year ended December 31, 2015:

Division	Cost of Purchases	Proceeds From Sales

Intermediate Bond	$31,832	$41,230
Growth	128,964	587,346
Growth and Income	9,607	13,731
International Growth	1,090	175,173
Balanced Wealth Strategy	78,490	22,134

6. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2015			2014
Division	Purchased	Redeemed	Net Decrease	Purchased	Redeemed	Net Decrease

Intermediate Bond	449	1,514	(1,065)	19,090	22,922	(3,832)
Growth	53	8,757	(8,704)	24,469	26,307	(1,838)
Growth and Income	765	872	(107)	16,414	17,903	(1,489)
International Growth	319	6,492	(6,173)	18,459	20,118	(1,659)
Balanced Wealth Strategy	661	913	(252)	17,486	19,101	(1,615)

American Republic Variable Annuity Account

Notes to Financial Statements (continued)
7. Unit Values

The following is a summary of units outstanding, unit values, and net assets at December 31, 2015, 2014, 2013, 2012, and 2011, and investment income ratios, expense ratios, and total return ratios for the years then ended:
Division	Units	Unit Value	Net Assets (000s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Intermediate Bond
2015	14,096	$31.91	$450	3.60%	1.40%	(1.38)%
2014	15,161	32.36	491	3.53	1.40	5.00
2013	18,993	30.82	585	3.45	1.40	(3.52)
2012	20,485	31.94	654	4.60	1.40	4.56
2011	24,041	30.55	734	4.13	1.40	5.16

Growth
2015	10,285	$70.35	$724	0.00%	1.40%	7.54%
2014	18,989	65.42	1,242	--	1.40	11.70
2013	20,827	58.57	1,220	0.23	1.40	32.15
2012	24,046	44.32	1,066	0.06	1.40	12.30
2011	27,008	39.47	1,066	--	1.40	(0.17)

Growth and Income
2015	16,184	$39.76	$644	1.43%	1.40%	0.29%
2014	16,291	39.65	646	1.36	1.40	8.02
2013	17,780	36.71	653	1.33	1.40	33.09
2012	18,425	27.58	508	1.50	1.40	15.88
2011	21,419	23.80	510	1.33	1.40	4.84

International Growth
2015	10,748	$26.11	$281	0.32%	1.40%	(3.22)%
2014	16,921	26.98	457	-	1.40	(2.57)
2013	18,580	27.69	515	0.98	1.40	12.02
2012	20,487	24.72	506	1.58	1.40	13.92
2011	25,862	21.70	561	2.89	1.40	(17.02)

Balanced Wealth Strategy
2015	15,044	$45.07	$678	2.22%	1.40%	0.24%
2014	15,296	44.96	688	2.72	1.40	5.88
2013	16,911	42.47	718	2.41	1.40	14.87
2012	17,938	36.97	663	1.99	1.40	12.04
2011	21,004	33.00	693	2.53	1.40	(4.16)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Division, from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

American Republic Variable Annuity Account

Notes to Financial Statements (continued)

8. Subsequent Events

The Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.